UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 30, 2015

CorEnergy Infrastructure Trust, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Ste. 3350, Kansas City, MO	64106
(Address of Principal Executive Offices)	(Zip Code)

(816) 875-3705
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K dated June 30, 2015 (the “Original Report”) filed by CorEnergy Infrastructure Trust, Inc. (the “Company”) is being filed solely to amend Item 9.01 of the Original Report to incorporate the pro forma financial statements required by paragraph (b) of Item 9.01.  The Company inadvertently omitted to include in the Original Report the incorporation of such pro forma financial statements.

Item 9.01	Financial Statements and Exhibits.

b)            The required pro forma financial information is incorporated by reference herein from the Company’s definitive prospectus supplement dated June 23, 2015 and filed with the SEC on June 25, 2015.

d)	Exhibits

10.1
Lease, dated June 30, 2015, by and between Grand Isle Corridor, LP and Energy XXI GIGS Services, LLC.  Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.*

2.1	Guaranty, dated June 30, 2015, by CorEnergy Infrastructure Trust, Inc. in favor of Energy XXI GIGS Services, LLC*
2.2	Guaranty, dated June 30, 2015, by Energy XXI Ltd in favor of Grand Isle Corridor, LP*

99.1	Press Release announcing the completion of the Acquisition, dated June 30, 2015*

*Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: September 4, 2015	By:	/s/ Rebecca M. Sandring
Rebecca M. Sandring
Secretary

Exhibit Index

Exhibit No.	Description

10.1
Lease, dated June 30, 2015, by and between Grand Isle Corridor, LP and Energy XXI GIGS Services, LLC.  Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.*

2.1	Guaranty, dated June 30, 2015, by CorEnergy Infrastructure Trust, Inc. in favor of Energy XXI GIGS Services, LLC*

2.2	Guaranty, dated June 30, 2015, by Energy XXI Ltd in favor of Grand Isle Corridor, LP*

99.1	Press Release announcing the completion of the Acquisition, dated June 30, 2015*

*Previously filed